SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 MEDAMICUS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2) of
    Schedule 14A.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:



                                 MEDAMICUS, INC.
                              15301 HIGHWAY 55 WEST
                            PLYMOUTH, MINNESOTA 55447
                                 (612) 559-2613

                         NOTICE AND PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 1997

                                     NOTICE

To the Holders of Common Stock of MedAmicus, Inc.:

The Annual Meeting of Shareholders of MedAmicus, Inc. (the "Company") will be held at the Crown Plaza Northstar Hotel, 618 2nd Avenue South, Minneapolis, Minnesota 55402, on Thursday, April 24, 1997 at 3:30 p.m. Minneapolis time, for the following purposes:

     1. To set the number of directors at five and elect five directors for a term of one year.

     2.   To adopt an amendment to the MedAmicus, Inc. Stock Option Incentive
          Plan.

     3. To ratify the appointment of independent auditors for the current fiscal year.

     4. To consider and act on such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Company's Board of Directors has fixed the close of business on March 12, 1997 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting and any adjournment thereof.

                                        By Order of the Board of Directors


                                        James D. Hartman
                                        SECRETARY

March 24, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.



                               MEDAMICUS, INC.
                            15301 HIGHWAY 55 WEST
                          PLYMOUTH, MINNESOTA 55447
                                (612) 559-2613

                               PROXY STATEMENT

                 ANNUAL MEETING OF SHAREHOLDERS, APRIL 24, 1997

This Proxy Statement is furnished to shareholders of MedAmicus, Inc., a Minnesota corporation ("MedAmicus" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders to be held on Thursday, April 24, 1997 at 3:30 p.m. Minneapolis time at the Crown Plaza Northstar Hotel, 618 2nd Avenue South, Minneapolis, Minnesota 55402, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of Proxy were first mailed to shareholders of the Company on or about March 24, 1997.


                     SOLICITATION AND REVOCATION OF PROXIES

The costs and expenses of solicitation of proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company personally or by telephone, but such persons will not be specifically compensated for such services.

Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in such form may revoke it at any time before it is exercised. Such proxies, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the specification indicated thereon. If no specification is indicated on a proxy, such proxy will be voted in favor of Proposals 1, 2 and 3 described herein.


                          VOTING SECURITIES AND RIGHTS

Only shareholders of record at the close of business on March 12, 1997 are entitled to execute proxies or to vote at the annual meeting. As of said date there were outstanding 4,066,774 shares of the Company's common stock, $.01 par value per share (the "Common Shares"). Each holder of Common Shares is entitled to one vote for each share held with respect to the matters mentioned in the foregoing Notice of Annual Meeting of Shareholders and any other matters that may properly come before the meeting. A majority of the outstanding shares entitled to vote are required to constitute a quorum at the meeting. The affirmative vote of a majority of the Common Shares present, in person or by proxy, and entitled to vote at the annual meeting, is required to approve the matters mentioned in the foregoing Notice of Annual Meeting. Proxies indicating abstention from a vote and broker non-votes will be counted toward determining whether a quorum is present at the meeting, but will not be counted toward determining if a majority of the Common Shares present has voted affirmatively.


       OWNERSHIP OF VOTING SECURITIES BY PRINCIPAL HOLDERS AND MANAGEMENT

The following table sets forth certain information as of March 12, 1997 with respect to the Company's Common Shares beneficially owned by each director, by each nominee for director, by each person known to the Company to beneficially own more than five percent of the Company's Common Shares based solely upon filings made by such persons under Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act"), by each executive officer set forth in the compensation table and by all executive officers and directors as a group.

         NAME AND ADDRESS                 AMOUNT AND NATURE             PERCENTAGE OF
       OF BENEFICIAL OWNER          OF BENEFICIAL OWNERSHIP(1)(2)   OUTSTANDING SHARES(2)
       -------------------          -----------------------------   ---------------------
Richard L. Little                              387,400(3)                    9.5%
1890 Shady Wood Road
Orono, MN 55391

Dennis S. Madison                              138,000(4)                    3.4%
15301 Highway 55 West
Plymouth, MN 55447

James D. Hartman                               115,650(5)                    2.8%
15301 Highway 55 West
Plymouth, MN 55447

Richard W. Kramp                                 2,250(6)                    *
575 Navajo Rd. W.
Medina, MN 55340

Richard F. Sauter                                2,250(6)                    *
205 Kentucky Avenue North
Golden Valley, MN 55427

Ted K. Schwarzrock                               2,500(6)                    *
5212 W. 56th St.
Edina, MN 55436

Perkins Capital Management, Inc.               592,200(7)                   14.6%
730 East Lake Street
Wayzata, MN 55391-1769

Okabena Partnership K                          235,000(7)                    5.8%
5140 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402

All Officers and Directors                     648,050(8)                   15.6%
 as a Group (7 persons)

-----------------------
* Less than 1%

(1) Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person.

(3) Includes 1,000 shares that Mr. Little has the right to acquire within 60 days at $4.00 per share pursuant to outstanding options. Does not include approximately 30,000 shares owned by Mr. Little's adult children, as to which he disclaims beneficial ownership.

(4) Does not include 2,000 shares owned by Mr. Madison's adult children, as to which he disclaims beneficial ownership.

(5) Includes (i) 80,000 shares that Mr. Hartman has the right to acquire within 60 days at $1.275 per share pursuant to outstanding options; (ii) 8,000 shares and 2,400 shares that Mr. Hartman has the right to acquire within 60 days at $3.625 and $3.25 per share, respectively, pursuant to outstanding options; and (iii) 500 shares owned by Mr. Hartman's spouse and over which she exercises sole voting and investment control. Does not include 500 shares owned by Mr. Hartman's adult child, as to which he disclaims beneficial ownership.

(6) Consists of shares which such director has the right to acquire within 60 days pursuant to options granted under Non-Employee Director Stock Option Plans.

(7) Based upon statements filed with the Securities and Exchange Commission under Section 13(d) or 13(g) of the Securities Exchange Act of 1934.

(8)  See footnotes 3 through 6 above.


                                   PROPOSAL 1:
                         ELECTION OF BOARD OF DIRECTORS

The Board of Directors has set the number of directors at five. All five directors are to be elected at the annual meeting to serve until the 1998 annual meeting of shareholders. The Board of Directors has nominated the following persons for election:

             RICHARD L. LITTLE, JAMES D. HARTMAN, RICHARD W. KRAMP,
                    RICHARD F. SAUTER AND TED K. SCHWARZROCK.

All of the nominees for election as directors are presently directors of the Company. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. It is the intention of the individuals named as proxies to vote for the nominees. If any nominee should be unable to serve as a director, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board of Directors may, in its discretion, recommend.

The affirmative vote of a majority of the Common Shares present, in person or by proxy, and entitled to vote at the annual meeting is required to elect each director.

Information regarding the persons nominated for election as directors is as follows:

                  NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

                                                          DIRECTOR
   NOMINEE AND PRINCIPAL OCCUPATION           AGE          SINCE
   --------------------------------           ---          -----

Richard L. Little                             63            1981
 Retired

James D. Hartman                              51            1991
 Chief Executive Officer, President,
 Chief Financial Officer and Secretary
 MedAmicus, Inc.

Richard W. Kramp                              51            1991
 President and Chief Operating Officer
 ATS Medical, Inc.

Richard F. Sauter                             55            1992
 Assistant Professor of Marketing
 University of St. Thomas

Ted K. Schwarzrock                            47            1996
 Vice President
 Spine-Tech, Inc.

RICHARD L. LITTLE is the founder of the Company and has been a director since its incorporation in August 1981. Mr. Little was the Chief Executive Officer and President of the Company from inception until his retirement on February 9, 1995. The Company commenced operations in 1985. In 1983, Mr. Little co-founded Arden Medical Systems, Inc., a Company based in St. Paul, Minnesota which developed a clinical chemistry analyzer, and from March 1983 to March 1985 served as its Vice President of Operations.

JAMES D. HARTMAN was elected Chief Executive Officer in February 1996 and President of the Company in February 1995, has been Chief Financial Officer of the Company since January 1991 and has been Secretary and a director of the Company since March 1991. Mr. Hartman also served as Executive Vice President of the Company from April 1993 until February 1995. From May 1989 to August 1990, Mr. Hartman served as Vice President-Finance for Viking Electric Supply, Inc., a distributor of electrical supplies and tools based in the Minneapolis, Minnesota area.

RICHARD W. KRAMP became a director of the Company in October 1991. Mr. Kramp is currently the President, Chief Operating Officer and a director of ATS Medical, Inc. (formerly Helix Biocore, Inc.), a medical device manufacturer, and has served in those positions since March 1988. From May 1981 to March 1988, he served as Vice President of Sales and Marketing for St. Jude Medical, Inc., a medical device manufacturer.

RICHARD F. SAUTER became a director of the Company in March 1992. Mr. Sauter is currently an Assistant Professor of Marketing at the University of St. Thomas, St. Paul, Minnesota and has been since September 1990. From April 1974 until March 1990, he served in various positions at Medtronic, Inc., a medical device manufacturer in Minneapolis, Minnesota, most recently as Corporate Vice President-New Ventures.

TED K. SCHWARZROCK became a director of the Company in January 1996. Mr. Schwarzrock is currently Vice President of Sales and Marketing for Spine-Tech, Inc., a medical device manufacturer, and has served in that position since November 1993. From June 1991 to October 1993, he served as Vice President of Ergodyne, Inc., a distributor of injury prevention products.


                        BOARD OF DIRECTORS AND COMMITTEES

During the fiscal year ended December 31, 1996, the Board of Directors held seven meetings. Each of the directors attended at least 75% of all of the meetings of the Board of Directors and applicable committees held while each was a director during such fiscal year.

The Company has a Compensation Committee, presently consisting of Messrs. Kramp, Little and Schwarzrock, which met once during the fiscal year ended December 31, 1996. The Compensation Committee may grant options pursuant to the Company's Stock Option Incentive Plan and its 1991 Non-Statutory Stock Option Plan. The Compensation Committee may also make recommendations with respect to officer compensation.

The Company has an Audit Committee consisting of Messrs. Kramp, Schwarzrock, and Sauter. The primary responsibilities of the audit committee are to oversee the Company's internal control structure and financial reporting activities and to review the annual audit plan. The Audit Committee met twice with the Company's outside auditors during the fiscal year ended December 31, 1996.

The Company does not have a nominating committee of the Board of Directors.


                REMUNERATION OF MEMBERS OF THE BOARD OF DIRECTORS

Members of the Board of Directors receive $250 each quarter for their service as directors. Each of Messrs. Kramp, Sauter and Schwarzrock have received options to purchase 5,000 Common Shares under the Company's 1992 Non-Employee Director Stock Option Plan (the "1992 Plan"). The options granted to Messrs. Kramp and Sauter expired in February and March 1997, respectively, without being exercised. On April 25, 1996, the 1992 Plan was terminated and the shareholders approved the 1996 Non-Employee Director and Medical Advisory Board Stock Option Plan (the "1996 Plan"). Under the 1996 Plan, Messrs. Kramp and Sauter each received options to purchase 5,000 Common Shares, effective January 25, 1996. In addition, each of Messrs. Kramp, Sauter and Little received options to purchase 1,000 Common Shares on the date of the 1996 Annual Meeting of Shareholders and if each, including Mr. Schwarzrock, is reelected to the Board of Directors at this meeting, they will each receive an option to purchase an additional 1,000 shares. The exercise price of options under the 1996 Plan is 100% of the fair market value of the Common Shares on the date of grant and the term of options is ten years. The options are subject to vesting schedules and may become fully vested under certain circumstances constituting a change in control of the Company.


                        EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company are elected to serve until their respective successors are elected or until their earlier death, resignation or removal. The present executive officers of the Company are:

       NAME           AGE               POSITION
       ----           ---               --------

James D. Hartman      51    President, Chief Executive Officer,
                             Chief Financial Officer
                             and Secretary

Dennis S. Madison     53    Vice President - Administration
                             and Regulatory Affairs

Judy J. Eastman       47    Vice President - Sales and
                             Marketing

DENNIS S. MADISON has been Vice President-Administration and Regulatory Affairs since May 1995 and prior to that time served as Vice President-Research and Development of the Company from March 1988 and as a director of the Company from June 1987 to October 1991. From November 1983 until joining the Company, Mr. Madison served as Director of Quality Assurance of Arden Medical Systems, Inc.

JUDY J. EASTMAN has been Vice President - Sales and Marketing since July 1996. From 1993 to June 1996, Ms. Eastman served as a Marketing Director in the Brady Leads Division of Medtronic, Inc., a medical device manufacturer. From 1989 to 1993 she served as Marketing Director of American Medical Systems, a division of Pfizer, Inc.


                             EXECUTIVE COMPENSATION

The following information is given with respect to remuneration of James D. Hartman who was elected President of the Company in February 1995 and Chief Executive Officer in January 1996. Other than Mr. Hartman, none of the executive officers of the Company received total annual salary and bonus in excess of $100,000 for the fiscal year ended December 31, 1996.

                               SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                              ANNUAL COMPENSATION               COMPENSATION
                                         -------------------------------   ---------------------
                                                         OTHER ANNUAL           SECURITIES
NAME AND PRINCIPAL POSITION     YEAR     SALARY($)    COMPENSATION($)(1)   UNDERLYING OPTIONS(#)
---------------------------     ----     ---------    ------------------   ---------------------
James D. Hartman,               1996     $119,278            $596                  12,000
 Chief Executive Officer        1995       96,382             471                      --
 and President                  1994       87,676             414                      --

---------------------
(1)  Consists of a matching contribution made by the Company to its 401(k) plan.

                           OPTION/SAR GRANTS DURING FISCAL YEAR

                                                   PERCENT OF
                     NUMBER OF SECURITIES      TOTAL OPTIONS/SARS      EXERCISE
                    UNDERLYING OPTIONS/SARS   GRANTED TO EMPLOYEES        OR         EXPIRATION
       NAME               GRANTED(#)             IN FISCAL YEAR       BASE PRICE        DATE
       ----         -----------------------   --------------------    ----------     ----------
James D. Hartman            12,000                    10.4%             $3.25         02/07/02


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

The following indicates the exercise of stock options or stock appreciation rights during the last completed fiscal year by executive officers named in the Summary Compensation Table. As of December 31, 1996, Mr. Hartman's stock options which remain unexercised had the following value, based on the difference between the option exercise price and the average bid and asked price of the Company's common stock on December 31, 1996, as quoted in the National Association of Securities Dealers Automated Quotation System:

                                                            NUMBER OF                   VALUE OF
                                                      SECURITIES UNDERLYING        UNEXERCISED IN-THE
                        SHARES                         UNEXERCISED OPTIONS          MONEY OPTIONS AT
                     ACQUIRED ON         VALUE        AT FISCAL YEAR-END(#)        FISCAL YEAR-END($)
                     EXERCISE(#)     REALIZED($)    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
                     -----------     -----------    -------------------------   -------------------------
James D. Hartman          -                -                86,000/16,000                 $78,000/-

EMPLOYMENT AGREEMENT

James D. Hartman has an employment agreement with the Company with an initial term through December 31, 1996. After December 31, 1996, the agreement continues on a month-to-month basis and may be terminated by either the Company or the employee upon thirty days written notice. The annual base salary of Mr. Hartman as set forth in the agreement is $120,000. In addition, the Company may terminate Mr. Hartman's employment for cause and upon his death or incapacity. The agreement contains non-competition, confidentiality and assignment of invention provisions benefiting the Company.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of Common Shares and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with all Section 16(a) forms they file.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent shareholders in 1996 were satisfied except that Richard L. Little reported a sale of Common Shares on Form 4 which constituted a late filing.


                                   PROPOSAL 2:
          AMENDMENT TO THE MEDAMICUS, INC. STOCK OPTION INCENTIVE PLAN

The Board of Directors of the Company recommends the adoption of an amendment (the "Amendment") to the Company's Stock Option Incentive Plan (the "Incentive Plan"). The Amendment, as adopted by the Board of Directors on August 1, 1996, will increase the number of shares issuable pursuant to options under the Incentive Plan from 200,000 to 400,000 Common Shares.

The Board of Directors and shareholders of the Company initially adopted the Incentive Plan on August 2, 1989. The purpose of the Incentive Plan, as amended in May 1991, December 1991 and January 1994, is to further the growth and general prosperity of the Company by enabling employees of the Company to acquire Common Shares, increasing their personal involvement in the Company and thereby enabling the Company to attract and retain those employees.

The Incentive Plan currently provides for the granting of options to purchase up to an aggregate of 200,000 Common Shares to certain key employees of the Company. The Amendment increases the maximum number of Common Shares available to 400,000. In the event of a change in corporate structure or capitalization affecting the Company's Common Shares, the maximum number of shares available under the Incentive Plan and subject to outstanding options will be adjusted accordingly. Any unsold shares subject to an option under the Incentive Plan which for any reason expires or otherwise terminates may again be subject to option under the Incentive Plan. Options that are granted under the Incentive Plan may be either options that qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Options"), or those that do not qualify as such incentive stock options ("Non-Incentive Options").

The Incentive Plan has the following additional features:

ADMINISTRATION.

It must be administered by a committee appointed by the Board of Directors consisting solely of at least two directors who are disinterested administrators within the meaning of Section 16 of the Securities Exchange Act of 1934. The Incentive Plan is currently administered by the Compensation Committee of the Board of Directors, which is composed of two disinterested administrators.

The Compensation Committee, subject to the terms of the Incentive Plan, has the authority to select employees to whom options will be granted, and to determine the terms of the options, including the number of shares subject to each option, the option exercise price, the option duration, the manner in which the option becomes exercisable and whether the option is an Incentive Option or Non-Incentive Option.

ELIGIBLE EMPLOYEES.

Employees eligible to receive options under the Incentive Plan are key personnel, including officers of the Company and directors who are also employees of the Company. As of March 12, 1997, approximately 31 persons were eligible to receive options under the Incentive Plan. While the Compensation Committee has established no formal policy, currently all salaried employees of the Company, upon reaching 90 days of service, have been granted options to purchase 2,500 to 4,500 Common Shares depending upon levels of responsibility.

OPTION PRICE AND VESTING.

Incentive Options may not be granted at a purchase price less than the fair market value of the Common Shares on the date of the grant (or, for an option granted to a person holding more than 10% of the Company's voting stock, at less than 110% of fair market value) and Non-Incentive Options may not be granted at a purchase price less than 85% of fair market value on the date of grant. Options vest and become exercisable in accordance with a schedule to be fixed by the Compensation Committee. The options become immediately exercisable in full if the Company merges or consolidates with another corporation and is not the surviving corporation or if the Company transfers all or substantially all of its business or assets to another person.

DURATION OF OPTIONS.

The term of each option, which is fixed at the date of grant, may not exceed six years from the date the option is granted (except that an Incentive Option granted to a person holding more than 10% of the Company's voting stock may be exercisable only for five years). Options may be made exercisable in whole or in installments, as determined by the Compensation Committee. Options which have been granted to employees who terminate employment due to death of disability may be exercised for a period of one year after the employee's termination by the optionee or the person(s) to whom the rights under such option shall have passed, as the case may be. An optionee who leaves the Company for reasons other than death, disability or termination for cause has three month after termination in which to exercise his or her options.

TRANSFER.

Options may not be transferred other than by will, the laws of descent and distribution, or, if applicable, pursuant to a qualified domestic relations order. During the lifetime of an optionee, options may be exercised only by the optionee.

AMENDMENT.

The Board of Directors may amend the Incentive Plan as it deems advisable. The Board of Directors may terminate the Incentive Plan at any time, provided that outstanding options are not affected.

TERMS OF OUTSTANDING INCENTIVE OPTIONS.

As of December 31, 1996, the Company had outstanding options to purchase an aggregate of 177,625 Common Shares under the Incentive Plan. The aggregate market value, as of March 12, 1997, of the securities underlying such options was $422,000 or $2.375 per share and the aggregate exercise price of such options was $543,000 or an average of $3.07 per share. Twenty-two employees have options outstanding under the Plan at exercise prices ranging from $2.25 to $4.00 and which vest at the rate of 20% per year over a five year period beginning one year after date of grant. These options were granted as Incentive Options. The exercise price of these Incentive Options is 100% of the fair market value of the Common Shares on the date of grant, based on the average of the bid and asked price for the Common Shares on that date.

On February 9, 1995, the exercise price of all options outstanding as of such date, excluding those granted to Mr. Hartman, was adjusted to $2.44, the fair market value on such date. In addition, the vesting schedule and the expiration date of these options was extended one year.

The following table sets forth information as to options outstanding under the Incentive Plan as of December 31, 1996. As of that date, Richard L. Little, former President and CEO and a current Board Member, had exercised an option for 8,000 shares in 1995 and Dennis S. Madison had exercised an option for 6,000 shares in 1996.

                                       NUMBER      OPTION EXERCISE       AGGREGATE
               NAME                   OF SHARES      PRICE RANGE     DOLLAR BENEFIT(1)
               ----                   ---------    ---------------   -----------------
James D. Hartman                       2,500(2)      $3.625                 $0
All Executive Officers as a Group       52,500       $3.50-3.625            $0
Employees as a Group, excluding
 Executive Officers (20 Persons)       125,125       $2.25-$4.00            $0

--------------------------
(1) Aggregate dollar benefits represent the difference between the aggregate market value of the Common Shares subject to options under the Incentive Plan and the aggregate exercise price of such options. As of December 31, 1996, the exercise price of the options exceeded the fair market value of the underlying shares based on the average bid and asked prices for a Common Share as quoted by the National Association of Securities Dealers Automated Quotation System.

(2) Mr. Hartman has been granted options to purchase 99,500 shares of the Company's Common Stock under the 1991 Non-Statutory Stock Option Plan.

EFFECT OF FEDERAL INCOME TAXATION.

Counsel for the Company has advised that the federal income tax attributes of options granted under the Incentive Plan are as described in the following paragraphs:

Under the Internal Revenue Code of 1986, as amended (the "Code"), the recipient of an option that qualifies as an incentive stock option within the meaning of
Section 422 of the Code ("Incentive Option") receives a tax benefit of income deferral if the recipient meets the holding period requirements of Section 422. Neither the grant nor the exercise of an Incentive Option results in taxable income to the optionee or a deduction of the issuer; however, the amount by which the fair market value of the Common Shares on the date of exercise exceeds the exercise price is an item of adjustment under the Internal Revenue Code, as amended, and may therefore subject the optionee to alternative minimum tax. Assuming the holding period requirements are met, upon the ultimate sale of the Common Shares acquired upon the exercise of an Incentive Option, the amount by which the sale price exceeds the exercise price will be treated as a long-term capital gain. There is no limitation on the value of Common Shares subject to the Incentive Option; however, the aggregate fair market value of the Common Shares (determined as of the date of grant) that may become first exercisable with respect to any recipient in any calendar year under the Incentive Plan may not exceed $100,000.

Generally, with respect to options that do not qualify as Incentive Options ("Non-Incentive Options"), the acquisition of Common Shares through the exercise of Non-Incentive Options will result in compensation income to the optionee, subject to withholding, as of the date of exercise in an amount by which the fair market value of the Common Shares at such date exceeds the exercise price. Upon exercise, the Company will generally be entitled to a deduction in an identical amount. When an optionee disposes of such Common Shares, any difference between the amount received and the fair market value of the Common Shares on the date of exercise will be treated as a long-or short-term capital gain, as the case may be, depending on the period of time the optionee has held the Common Shares.

The foregoing summary of the effect of federal income taxation upon participants in the Incentive Plan with respect to the receipt of an option or Common Shares received upon the exercise of any option does not purport to be complete. Reference is made to the applicable provisions of the Code.

The foregoing summary of the Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the Incentive Plan itself. The full text of the Incentive Plan will be provided to any shareholder who desires a copy, upon written request to the Company, Attention: Secretary, 15301 Highway 55 West, Plymouth, Minnesota 55447.

The affirmative vote of a majority of the Common Shares present, in person or by proxy, and entitled to vote at the annual meeting is required to approve Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT TO THE MEDAMICUS, INC. STOCK OPTION INCENTIVE PLAN.


                                   PROPOSAL 3:
                             ENGAGEMENT OF AUDITORS

At the annual meeting, a resolution will be presented to ratify the appointment by the Company's Board of Directors of McGladrey & Pullen, LLP, as independent auditors, to audit the financial statements of the Company for the current fiscal year and to perform other appropriate accounting services. McGladrey & Pullen, LLP has audited the financial statements of the Company as of and for the years ended December 31, 1995 and 1996.

McGladrey & Pullen, LLP has advised the Company that it has no direct financial interest or material indirect financial interest in the Company.

Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they so desire, and will be available to respond to questions of the shareholders.

The affirmative vote of a majority of the Common Shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve Proposal 3.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THE APPROVAL OF MCGLADREY & PULLEN, LLP AS INDEPENDENT AUDITORS TO AUDIT THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE CURRENT FISCAL YEAR.


                            PROPOSALS OF SHAREHOLDERS

Proposals of shareholders intended to be presented at the Company's next annual meeting of shareholders must be received by the Secretary of MedAmicus, Inc., at the Company's executive offices in Plymouth, Minnesota, no later than November 24, 1997 for inclusion in the Company's proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in its proxy statement and proxy in accordance with regulations governing the solicitation of proxies.


                                  MISCELLANEOUS

The Board of Directors is not aware that any matter other than those described in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is appended will be presented for action at the meeting. If, however, other matters do properly come before the meeting, it is the intention of the persons named in the proxy to vote the proxied shares in accordance with their best judgment on said matters.

It is important that proxies be returned promptly with instructions as to voting. Shareholders who do not expect to attend the meeting in person are urged to mark, sign, date and send in the proxies by return mail.

                                        By Order of the Board of Directors

March 24, 1997



                                 MEDAMICUS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 ANNUAL MEETING OF SHAREHOLDERS, APRIL 24, 1997

The undersigned hereby appoints Richard L. Little and James D. Hartman, or either of them, the attorneys and proxies of the undersigned, with full power of substitution, to attend the annual meeting of shareholders of MedAmicus, Inc., a Minnesota corporation (hereinafter called the "Company"), to be held on Thursday, April 24, 1997 at 3:30 p.m., local time, and any adjournment thereof, and thereat to vote the undersigned's shares in the Company.

1.   ELECTION OF DIRECTORS: To elect the management slate of Directors.

     [ ] FOR all nominees listed below      [ ] WITHHOLD AUTHORITY
         (EXCEPT AS MARKED TO THE CONTRARY      TO VOTE FOR ALL NOMINEES LISTED
         BELOW):                                BELOW:

             RICHARD L. LITTLE, JAMES D. HARTMAN, RICHARD W. KRAMP,
                      RICHARD F. SAUTER, TED K. SCHWARZROCK

     (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

     ___________________________________________________________________________

2.   PROPOSAL TO ADOPT an amendment to MedAmicus Stock Option Incentive Plan.

                  [ ] FOR         [ ]  AGAINST       [ ]  ABSTAIN

3. PROPOSAL TO APPROVE the engagement of McGladrey & Pullen, LLP as the independent certified public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1997.

                  [ ] FOR         [ ]  AGAINST       [ ]  ABSTAIN

                 (CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE)


                           (CONTINUED FROM OTHER SIDE)

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     The undersigned hereby acknowledges receipt of Notice of said Annual Meeting and the accompanying Proxy Statement, each dated March 24, 1997.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:_____________________________, 1997


                                      _________________________________________
                                      Signature

                                      _________________________________________
                                      Signature if held jointly

 Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.